Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:


    At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Wednesday, April 2, 2008 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


    Proposal 1.   The election of 4 directors to hold office until the Annual
Meeting of the Shareholders at which their term expires or until their successors have been duly elected.


    The Board of Directors has fixed the close of business on February 15, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                            By order of the Board of Directors


                                            Robert R. Andrews
                                            Chairman of the Board
       Dated:  March 3, 2008
       Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

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                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 2, 2008 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

     The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

     These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 3, 2008 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on February 15, 2008 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,894,821 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

     Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

     The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,750 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.


Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2009 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 7, 2008 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.



Shareholder Communications with Directors

     Shareholders who want to communicate with the Board or an individual director can write to: Richard Jones, Corporate Secretary, Microwave Filter Company, Inc., 6743 Kinne Street, East Syracuse, New York 13057. Your letter should indicate that you are a shareholder of Microwave Filter Company, Inc. Depending on the subject matter, management will:

     Forward the communication to the director or directors to whom it is addressed; or

     Attempt to handle the inquiry directly, for example, requests for information or stock-related matters.

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Board Meetings and Committees

     The Board of Directors held a total of six meetings during the fiscal year ending September 30, 2007. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

     The Company's Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee held four meetings during fiscal year 2007.

     The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Robert Andrews, Sidney Chong and Daniel Galbally. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 2007.

     The Company's Nominating Committee currently consists of Robert Andrews, Chair, Trudi B. Artini, Frank S. Markovich and Daniel Galbally. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Nominating Committee held one meeting during fiscal year 2007.

     When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder. The Nominating Committee has not received any recommended nominations from any of our shareholders in connection with the Annual Meeting.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under "Shareholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

     Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year seven of eight directors attended the annual shareholders meeting.

     The Company also has a standing Executive Committee.




Compensation of Directors

     Non-officer Directors currently receive fees of $300.00 per board meeting and $300.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board currently receives fees of $500.00 per board meeting and $500.00 per committee meeting. Officer members receive no compensation for their attendance at meetings.

     The following table summarizes the compensation paid to non employee Directors for their service to the Board and its committees in fiscal 2007.

Director Compensation Table

                                        Fees earned or
Name                                     paid in cash

Robert R. Andrews                           $5,500
Trudi B. Artini                             $2,100
Sidney Chong                                $3,300
Daniel Galbally                             $3,300
Frank S. Markovich                          $2,700
Milo Peterson                                 $600

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 15, 2008 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                       Shares Beneficially Owned
5% Shareholders                             Number         Percent

Milo Peterson *                             42,250           1.5%
Trudi B. Artini *                           32,435           1.1%
Carl F. Fahrenkrug *                        72,298           2.5%
Frank S. Markovich *                         4,340            **
Daniel Galbally *                                0            **
Sidney Chong *                                 335            **
Robert R. Andrews *                          1,214            **
Richard L. Jones *                               0            **
Perry A. Harvey    *                             0            **
All Directors and Executive
Officers as a group (ten persons)          152,872           5.3%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                           244,007           8.4%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

     The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2007.


                                                 Annual Compensation
                                           Salary        Bonus         Other
Name and Principal Position     Year         $             $             $

Carl F. Fahrenkrug              2007      122,534          0             0
President and CEO               2006      116,188          0             0
                                2005      122,687          0             0


Option Grants and Exercises

     There were no options granted or exercised by the executive officer listed in the executive compensation table above during the last fiscal year.


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.


Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2007.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

     Four Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. Perry Harvey, who replaced Arnold Poltenson as a Director in 2007, will complete his term if elected and serve until the 2009 Annual Meeting of Shareholders. It is not expected that any nominee will be unable or will decline to serve as a Director.

     The name of and certain information regarding each nominee are set forth below.



Director                Principal Occupation



CARL F. FAHRENKRUG      Mr. Fahrenkrug was appointed President and Chief
Age 65                  Executive Officer of MFC on October 7, 1992. He has
Director since 1984     also served served as President and Chief Executive
                        Officer of NSI since prior to 1986. He served as Vice
                        President of Engineering at Microwave Systems, Inc.,
                        Syracuse, N.Y. from 1972 - 1976.  Mr. Fahrenkrug has a
                        B.S. and M.S. in Engineering and an MBA from Syracuse
                        University.



DANIEL P. GALBALLY      Mr. Galbally is an accountant for Nucor Steel Auburn,
Age 60                  Inc. in Auburn, N.Y. Prior to joining Nucor Steel
Director since 1995     Auburn, he was the Controller of Diamond Card
                        Exchange, Inc. in Syracuse, N.Y.  He was the
                        Controller of Evaporated Metal Films (EMF) in Ithaca,
                        N. Y. Before joining EMF, he worked as Controller and acting Vice President of Finance at Philips Display
                        Components Co. He has a B.S. degree in accounting and an MBA from Syracuse University.

FRANK S. MARKOVICH      Mr. Markovich is a consultant in the manufacturing
Age 62                  operations and training field. Prior to that, he was
Director since 1992     the Director of the Manufacturing Extension
                        Partnership at UNIPEG Binghamton. He held various high level positions in operations, quality and product management in a 20 year career with BF
                        Goodrich Aerospace, Simmonds Precision Engine Systems of Norwich, N.Y. He completed US Navy Electronics and
                        Communications Schools and received an MBA from Syracuse University.


PERRY A. HARVEY         Mr. Harvey is a consultant in global strategic
Age 55                  business planning and productivity and process
Director since 2007     improvement. He holds a Master of Science in
                        Metallurgical Engineering and a Metallurgical
                        Engineering Degree from the University of Wisconsin.
                        He served as President of ESCO Turbine Technologies
                        Group (TTG), Syracuse, New York from 2000 - 2007. He has served as a board member and president of the Investment Casting Institute and a board member of the Manufacturers Association of Central New York and the
                        Foundry Educational Foundation Board.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Galbally, both members of the Audit Committee, are "audit committee financial experts" as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

     The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2007:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2007 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (Rotenberg & Co. LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

     Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2007.

Audit Fees                                $36,500
Financial Information Systems Design
   and Implementation Fees                      0
All Other Fees:
   Tax Services                             4,400
                                          -------
   Total fees                             $40,900
                                          =======









                                 Other Matters

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 3, 2008

                                     PROXY


     This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.


                 Proxy for 2008 Annual Meeting of Shareholders


The undersigned hereby appoints Robert R. Andrews and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2008 Annual Meeting of the Shareholders to be held on Wednesday, April 2, 2008 at 10:00 a.m. and any adjournments thereof as follows:


(1)  ELECTION OF DIRECTORS

     Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

       1.  [ ]  For All Nominees

       2.  [ ]  For All Nominees Except Those With A Line Through Their Name

Carl F. Fahrenkrug   Daniel P. Galbally   Frank S. Markovich   Perry A. Harvey





In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.


This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1).


NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.


When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.



                            _______________________        _________
                            Signature                      Date


                            _______________________        _________
                            Signature if held jointly      Date


IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting  _____
I do not plan to attend the Annual Meeting  _____